UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         May 1, 2009

COMMAND CENTER, INC.

(Exact name of registrant as specified in its charter)

Washington	000-53088	91-2079472
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3773 West Fifth Avenue, Post Falls, Idaho	83854
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code:         208-773-7450

(Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers.

a.           Resignation.  Brad E. Herr tendered his resignation as Chief Financial Officer, Secretary and a member of the Board of Directors, effective as of May 1, 2009.  Mr. Herr noted that he was resigning to pursue another business opportunity and did not have any disagreements with management, the Board, or the Company.

As a result of the resignation of Mr. Herr, the Board of Directors consists of four members and one Board position is temporarily vacant.

The positions of Chief Financial Officer and Secretary of the Company were immediately filled as described in Item 5.02.c.

c.           Appointment of Chief Financial Officer and Secretary. On April 29, 2009, the Board of Directors appointed Ralph E. Peterson, currently a member of the Company’s Board of Directors and Chairman of the Audit Committee, as Chief Financial Officer, effective May 1, 2009.  Also effective May 1, 2009, the Board of Directors appointed Ronald L. Junck, currently Executive Vice President and General Counsel, as Secretary of the Company.  Additional information on Ralph E. Peterson is included in the Press Release attached as Exhibit 99.1 to this Form 8-K.

Item 7.01 Regulation FD Disclosure

On April 29, 2009, the Company announced the resignation of Brad E. Herr as Chief Financial Officer, Secretary and a Director, the appointment of Ralph E. Peterson to fill the position of Chief Financial Officer and the appointment of Ronald L. Junck to fill the position of Secretary of the Company.  A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

This information is being disclosed pursuant to Regulation FD.  Accordingly, the information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

Exhibit 17.1	Resignation Letter from Brad E Herr
Exhibit 99.1	Press Release, dated April 29, 2009, concerning the appointment of Ralph E. Peterson to the position of Chief Financial Officer and the appointment of Ronald L. Junck to the position of Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Command Center, Inc.                                                                                                           May 1, 2009

/s/ Glenn Welstad
Glenn Welstad, President